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                                                                    EXHIBIT 10.1

                        RELEASE AND ASSUMPTION AGREEMENT


                  This RELEASE AND ASSUMPTION AGREEMENT (the "Agreement") dated as of December 31, 1998, among Hibernia National Bank ("Bank"), the Coushatta Tribe of Louisiana (the "Tribe"), the Coushatta Tribe of Louisiana Building Authority (the "Authority"), Grand Casinos of Louisiana, Inc. -- Coushatta ("GCI"), Grand Casinos, Inc. ("Grand"), Lakes Gaming, Inc., a Minnesota corporation and a subsidiary of Grand ("Lakes") and Grand Casinos of Louisiana, LLC-Coushatta, a Minnesota limited liability company and a subsidiary of Lakes ("GCI LLC").

                                   WITNESSETH:

                  WHEREAS, Bank, entered into that certain Commercial Loan Agreement dated May 1, 1997 (the "Hotel Loan Agreement") under the terms of which the Bank agreed to loan to the Tribe and the Authority up to $25,000,000.00 (the "Hotel Loan") to be used to construct and furnish a hotel facility, to purchase new gaming equipment, and to make certain renovations, all as more fully set forth therein;

                  WHEREAS, in connection with the Hotel Loan, Grand and GCI executed in favor of the Bank that certain Commercial Guaranty Agreement dated May 1, 1997 (the "Hotel Loan Guaranty") under the terms of which Grand and GCI guaranteed up to the maximum sum of $25,000,000.00 of the Hotel Loan Obligations (herein defined);

                  WHEREAS, in connection with the Hotel Loan Agreement, Grand and GCI executed the Hotel Loan Subordination Agreements (herein defined);

                  WHEREAS, the Bank and the Tribe entered into that certain Commercial Loan Agreement dated December 17, 1997 (the "First Equipment Loan Agreement"), under the terms of which the Bank agreed to loan to the Tribe up to $6,000,000.00 (the "First Equipment Loan") to purchase new gaming equipment and other assets;

                  WHEREAS, in connection with the First Equipment Loan Agreement, Grand and GCI executed the First Equipment Loan Subordination Agreements (herein defined);

                  WHEREAS, in connection with the Hotel Loan and the First Equipment Loan, the Bank, GCI and Grand entered into that certain Intercreditor Agreement dated as of February 4, 1998 (the "First Intercreditor Agreement");

                  WHEREAS, the Bank and the Tribe entered into that certain Commercial Loan Agreement dated as of December 18, 1998 (the "Second Equipment Loan Agreement"), under the terms of which the Bank agreed to loan to the Tribe up to $15,000,000.00 (the "Second Equipment Loan") to purchase new gaming equipment and other assets and to sometime before September 30, 1999, refinance the First Equipment Loan;

                  WHEREAS, in connection with the Second Equipment Loan Agreement, Grand and GCI executed the Second Equipment Loan Subordination Agreements (herein defined);




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                  WHEREAS, in connection with the Hotel Loan, the First
Equipment Loan and the Second Equipment Loan, the Bank, GCI and Grand entered into that certain Second Intercreditor Agreement dated as of December 18, 1998 (the "Second Intercreditor Agreement");

                  WHEREAS, capitalized terms used herein shall have the meanings ascribed thereto in the Second Intercreditor Agreement unless otherwise defined herein;

                  WHEREAS, pursuant to that certain Merger Agreement dated June 30, 1998 (the "Merger Agreement") among Grand, Lakes, Hilton Hotels Corporation, a Delaware corporation ("Hilton"), Park Place Entertainment Corporation , a Delaware corporation and a subsidiary of Hilton ("Park Place"), Gaming Acquisition Corporation, a Minnesota corporation and a subsidiary of Park Place (the "Merger Subsidiary"), such parties intend to cause the following transactions to occur effective as of closing on December 31,1998 (collectively, the "Grand Transactions"):

         (a) all right, title, interest, duties and obligations of Grand and GCI in, to and under: (i) the Management Agreement (as defined in the Hotel Loan Agreement), (ii) the Indemnity Agreement, (iii) the Indemnity Collateral Documents, and (iv) any other security agreements, mortgages, deeds of trust, contracts, agreements, instruments and documents of whatever nature between or among the Tribe and/or the Authority and either or both of Grand and/or GCI, including, without limitation, any debts, liabilities or other obligations owing by the Tribe and/or the Authority to either or both of Grand and/or GCI, shall be forever and absolutely assigned to and assumed by Lakes or GCI LLC, as applicable (the "Assignment Transaction");

         (b) GCI shall merge with and into Lakes, with Lakes remaining as the surviving entity (the "GCI-Lakes Merger");

         (c) Hilton will spin-off 100% of the capital stock of Park Place to its public shareholders;

         (d) Grand will spin-off 100% of the capital stock of Lakes to its public shareholders; and

         (e) the Merger Subsidiary shall merge with and into Grand, with Grand remaining as the surviving entity (the "Park Place-Grand Merger");

                  WHEREAS, the Tribe has consented to the Grand Transactions and Grand, GCI, Lakes and GCI LLC are also requesting the consent of the Bank to the Grand Transactions and to amend the Loan Documents (herein defined) as set forth herein, including without limitation, the release of GCI from and assumption by GCI LLC of all obligations of GCI to the Bank under the applicable Loan Documents to which it is a party; and

                  WHEREAS, the Bank is willing to grant such consent pursuant to the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the foregoing, the Bank, the Tribe, the Authority, GCI, Grand, Lakes and GCI LLC agree as follows:

         SECTION 1. CONSENT AND WAIVER. The Bank hereby consents to the Grand Transactions (as described hereinabove) and waives any and all provisions (including, without limitation, any change in control provisions) contained in the Loan Documents that would restrict or otherwise give rise to an event of default under the Loan Documents on account of the Grand Transactions. As used herein the term


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 "Loan Documents" shall individually or collectively, as the context may require, mean the First Equipment Loan Agreement, the First Equipment Loan Collateral Documents, the First Equipment Loan Subordination Agreements, the Second Equipment Loan Agreements, the Second Equipment Loan Collateral Documents, the Second Equipment Loan Subordination Agreement, the Hotel Loan Agreement, the Hotel Loan Collateral Documents, the Hotel Loan Guaranty, the Hotel Loan Subordination Agreements, the First Intercreditor Agreement, the Second Intercreditor Agreement and all other instruments, documents and agreements related thereto.

         SECTION 2. RELEASE OF GCI AND REAFFIRMATION BY GRAND. Upon the occurrence of the Release Effective Date (as hereinafter defined), the Bank shall be deemed to have (a) forever released GCI from all debts, liabilities and obligations whatsoever now or hereafter owing to the Bank under any of the Loan Documents, including, without limitation, the Hotel Loan Guaranty, and (b) terminated each of the First Equipment Loan Subordination Agreements, the Second Equipment Loan Subordination Agreements and the Hotel Loan Subordination Agreements (collectively, the "Existing Subordination Agreements") to which GCI is a party thereto. Grand hereby confirms that each and all of the obligations of Grand under the Loan Documents, including, without limitation, the Hotel Loan Guaranty, remain, and will remain, in full force and effect in accordance with their original terms, without waiver or modification, notwithstanding the completion of the Grand Transaction. If the Release Effective Date has not occurred on or before February 1, 1999, the same shall, at the option of the Bank, constitute a breach of the Hotel Loan Guaranties.

The "Release Effective Date" shall be defined as and be deemed to have occurred on the date that each of the following agreements and documents shall have been executed and delivered to the Bank, each in form and substance acceptable to the Bank (collectively, the "Release Documents"):

         (aa) An acknowledgment and certification of Park Place that (i) the release of Grand from Grand's obligations under the Loan Documents is not a condition to the completion of the Park Place-Grand Merger, (ii) the Park Place-Grand Merger has been legally effectuated and Grand has become the wholly-owned subsidiary of Park Place, and (iii) no material adverse change has occurred with respect to the post-merger pro forma financial statements of Grand set forth in that certain Form S-4 Registration Statement of Park Place and Grand and filed with the Securities and Exchange Commission on October 23, 1998;

         (bb) An opinion of counsel of Grand, GCI, Lakes and GCI LLC (which counsel shall be acceptable to the Bank) that (i) each of such entities (1) is duly organized and existing under the laws of the state of its incorporation or organization, and (2) has duly executed and deliver, and has taken all corporate action necessary to authorize the execution, delivery and performance of, such documents to the extent it is a party thereto; and (ii) the completion of the Park Place-Grand Merger in accordance with applicable Minnesota law and the Merger Agreement will not in and of itself create a defense to enforcement of the Hotel Loan Guaranty with respect to Grand under Minnesota law;

         (cc)     Evidence that the Assignment Transaction has been completed;

         (dd) Evidence that all Louisiana gaming approvals required in connection with the Assignment Transaction have been obtained by Lakes and/or GCI LLC, as applicable;



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         (ee) An opinion rendered by Ropes & Gray that the approval of the
Bureau of Indian Affairs to the transactions contemplated herein is not required or advised;

         (ff)     The Lakes Guaranty and the Lakes Subordinations;

         (gg)     The GCI LLC Guaranty and the GCI LLC Suboridinations;

         (hh)     Payment of the costs and expenses by the Bank required by
Section 8.8 hereof.

         (ii) Lakes and GCI LLC shall each have executed a counterpart signature page to the Second Intercreditor Agreement to to incorporate and reflect the release of GCI, the assumption by Lakes LLC and the addition of the GCI LLC Guaranty, the GCI LLC Subordination, the Lakes Guaranty and Lakes
Subordinations.

         SECTION 3. ASSUMPTION OF GCI OBLIGATIONS. GCI LLC hereby unconditionally assumes each and every debt, liability and obligation of whatever nature owing by GCI to the Bank under the Loan Documents, including, without limitation, the Hotel Loan Guaranty, to the same extent as though GCI LLC was originally a party thereto. In furtherance thereof, GCI LLC shall execute and deliver to the Bank prior to the Release Effective Date such additional documents as may be necessary to evidence or effectuate such assumption, including, without limitation, the following:

         (a) a Commercial Loan Guaranty pursuant to which GCI LLC shall guaranty the payment of the Hotel Loan on terms and conditions substantially similar to the Hotel Loan Guaranty (the "GCI LLC Guaranty"); and

         (b) a Subordination Agreement pursuant to which GCI LLC shall grant debt subordinations to the Bank on terms substantially similar to the Existing Subordination Agreements (the "GCI LLC Subordinations").


         SECTION 4. GUARANTY AND SUBORDINATION OF LAKES. To induce the Bank to enter into this Agreement, Lakes hereby agrees to execute and deliver to the Bank prior to the Release Effective Date the following:

         (a) a Commercial Loan Guaranty, pursuant to which Lakes shall guaranty the payment of the Hotel Loan on terms and conditions substantially similar to the Hotel Loan Guaranty (the "Lakes Guaranty"); and

         (b) a Subordination Agreement, pursuant to which Lakes shall grant debt subordinations to the Bank on terms substantially similar to the Existing Subordination Agreements (the "Lakes Subordinations").

         SECTION 5. FURTHER ASSURANCES. Each of the parties hereto agrees that upon the request of any other party it shall execute and deliver such additional agreements and documents as may be reasonably necessary to effectuate the intents and purposes of this Agreement,.


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         SECTION 6.   EFFECT OF THIS AGREEMENT.

                 6.1 The foregoing provisions shall supersede any provisions to the contrary contained in the Loan Documents. Except as expressly set forth hereinabove, this Agreement shall not alter, change or modify the terms of or the effects of the Loan Documents.

                  6.2 This Agreement shall not be binding upon the parties hereto and shall not become effective (the "Effective Date") until such time as
(a) the Bank, the Tribe, the Authority, Grand, GCI, Lakes and GCI LLC have signed this Agreement and (b) Grand shall have delivered to the Bank by facsimile or otherwise a written notice confirming that the proposed Park Place-Grand Merger has been commenced and is in a position to concurrently close with the transactions contemplated by this Agreement.

         SECTION 7.    MISCELLANEOUS.

                 7.1 Notices. Except as otherwise provided herein, any notice or demand which, by provision of this Agreement, is required or permitted to be given or served by a party shall be deemed to have been sufficiently given and served for all purposes: (a) (if mailed) seven (7) calendar days after being deposited, postage prepaid, in the United States Mail, registered or certified mail; or (b) (if delivered by express courier) one Business Day after being delivered to such courier; or (c) (if delivered in person) the same day as delivery or until another address or addresses are given in writing by a party to the other parties as follows:

To  GCI LLC:               Grand Casinos of Louisiana, LLC.- Coushatta
                           130 Cheshire Lane
                           Minnetonka, Minnesota 55305
                           Attention: President
                           Fax:  (612) 449-7064

To Lakes:                  Lakes Gaming, Inc.
                           130 Cheshire Lane
                           Minnetonka, Minnesota 55305
                           Attention: President
                           Fax:  (612) 449-7064

To  Grand:                 Grand Casinos, Inc.
                           130 Cheshire Lane
                           Minnetonka, Minnesota 55305
                           Attention:  President
                           Fax:  (612) 449-7064

To Bank:                   Hibernia National Bank
                           333 Travis Street
                           Shreveport, Louisiana  71101
                           Attention:   Legal Administration Department
                           Fax: (318) 674-3758



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To Tribe:                  The Coushatta Tribe of Louisiana
                           P.O. Box 818
                           Elton, LA 70532
                           Attention: Lovelin Poncho
                           Fax: (318) 584-2998


                 7.2 Governing Law. This Agreement shall be construed in accordance with and governed the laws of the State of Louisiana.

                 7.3. Severability. If any provision of this Agreement is prohibited by, or is unlawful or unenforceable under, any applicable law of any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition without invalidating the remaining provisions hereof.

                 7.4 Captions. Captions herein are for convenience only and shall not be deemed part of this Agreement.

                 7.5 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns.

                 7.6 Amendments. This Agreement may not be amended, modified, waived, canceled or terminated, except in writing executed by all of the parties hereto.

                 7.7 Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

                 7.8 Expenses. All attorneys fees, costs and expenses of the Bank associated with the preparation, execution and delivery of this Agreement and the Release Documents shall be jointly and severally paid by Grand, GCI, Lakes and GCI LLC prior to the Release Effective Date.

 [The remainder of this page has been intentionally left blank--signature pages follow.]




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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.


                              HIBERNIA NATIONAL BANK


                              By: /s/  Christopher K. Haskew
                                  --------------------------
                                       Christopher K. Haskew
                                       Assistant Vice President


                              COUSHATTA TRIBE OF LOUISIANA


                              By: /s/  Lovelin Poncho
                                  -------------------
                                       Lovelin Poncho
                                       Chairman


                              COUSHATTA TRIBE OF LOUISIANA
                              BUILDING AUTHORITY


                              By: /s/  Lovelin Poncho
                                 --------------------
                                       Lovelin Poncho
                                       Chairman








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                           GRAND CASINOS OF LOUISIANA, INC. -
                           COUSHATTA


                           By:  /s/ Timothy Cope
                              --------------------------------------------------
                                    Timothy Cope, its Chief Financial Officer


                           GRAND CASINOS OF LOUISIANA, LLC -
                           COUSHATTA


                           By:  /s/ Timothy Cope
                              --------------------------------------------------
                                    Timothy Cope, its Chief Financial Officer


                           GRAND CASINOS, INC.


                           By:  /s/ Timothy Cope
                              --------------------------------------------------
                                    Timothy Cope, its Chief Financial Officer


                           LAKES GAMING, INC.


                           By:  /s/ Timothy Cope
                              --------------------------------------------------
                                    Timothy Cope, its Chief Financial Officer






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                                    EXHIBIT A



               (ATTACH LAKES AMENDMENT TO INTERCREDITOR AGREEMENT)